ORCHID ISLAND CAPITAL ANNOUNCES

NOVEMBER 2020 MONTHLY DIVIDEND AND

OCTOBER 31, 2020 RMBS PORTFOLIO CHARACTERISTICS

•        November 2020 Monthly Dividend of $0.065 Per Share of Common Stock

•        RMBS Portfolio Characteristics as of October 31, 2020

•        Next Dividend Announcement Expected December 15, 2020

Vero Beach, Fla., November 12, 2020 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of November 2020. The dividend of $0.065 per share will be paid December 29, 2020, to holders of record of the Company’s common stock on November 30, 2020, with an ex-dividend date of November 27, 2020.  The Company plans on announcing its next common stock dividend on December 15, 2020.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of November 12, 2020, October 31, 2020 and September 30, 2020, the Company had 69,295,962 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of October 31, 2020 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•        RMBS Valuation Characteristics

•        RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS,  such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Oct 2020	Aug - Oct	Modeled	Modeled
					Net			Weighted	CPR	2020 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Nov)	in Nov)	(-50 BPS)(2)	(+50 BPS)(2)
Pass Through RMBS
Post Reset ARM	$924	$956	0.02%	$103.50	3.39%	3.84%	195	166	65.71%	51.63%	$3	$(2)
Fixed Rate CMO	135,894	145,172	3.60%	106.83	4.00%	4.40%	40	315	11.02%	20.49%	(86)	(137)
15yr 4.0	692	742	0.02%	107.24	4.00%	4.49%	30	125	6.41%	89.68%	7	(8)
15yr Total	692	742	0.02%	107.24	4.00%	4.49%	30	125	6.41%	89.68%	7	(8)
20yr 2.0	100,000	103,397	2.56%	103.40	2.00%	2.88%	1	239	0.70%	6.16%	984	(1,646)
20yr 2.5	147,250	153,647	3.81%	104.34	2.50%	3.34%	4	236	8.46%	4.30%	579	(1,151)
20yr Total	247,250	257,044	6.37%	103.96	2.30%	3.15%	3	237	5.32%	4.99%	1,563	(2,797)
30yr 2.5	247,618	259,497	6.43%	104.80	2.50%	3.36%	3	357	5.44%	n/a	2,245	(4,152)
30yr 3.0	605,480	662,434	16.42%	109.41	3.00%	3.56%	4	355	17.76%	18.52%	11,463	(14,265)
30yr 3.5	1,446,206	1,600,002	39.66%	110.63	3.50%	3.99%	11	345	15.02%	13.74%	15,437	(22,471)
30yr 4.0	204,193	229,733	5.69%	112.51	4.00%	4.52%	27	327	20.09%	17.83%	3,632	(4,114)
30yr 4.5	279,005	316,470	7.84%	113.43	4.50%	5.01%	17	340	21.57%	21.15%	2,703	(3,212)
30yr 5.0	46,897	53,024	1.31%	113.06	5.00%	5.65%	33	321	23.95%	28.06%	480	(486)
30yr Total	2,829,399	3,121,160	77.37%	110.31	3.47%	4.01%	11	346	15.69%	15.87%	35,960	(48,700)
Total Pass Through RMBS	3,214,159	3,525,074	87.38%	109.67	3.40%	3.96%	12	336	14.60%	14.50%	37,447	(51,644)
Structured RMBS
Interest-Only Securities	285,612	30,517	0.76%	10.68	4.00%	4.60%	77	269	45.15%	42.46%	(2,805)	4,546
Total Structured RMBS	285,612	30,517	0.76%	10.68	4.00%	4.60%	77	269	45.15%	42.46%	(2,805)	4,546
Long TBA Positions
FNCL 2.0 TBA	465,000	478,514	11.86%	102.91	2.00%						7,273	(10,599)
Total Long TBA	465,000	478,514	11.86%	102.91	2.00%						7,273	(10,599)
Total Mortgage Assets	$3,964,771	$4,034,105	100.00%		3.28%	4.01%	17	331	17.35%	17.25%	$41,915	$(57,697)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(2)	(+50 BPS)(2)
Eurodollar Futures	$(50,000)	Dec-2021									(313)	313
Swaps	(820,000)	Apr-2025									(9,790)	19,564
5-Year Treasury Futures	(69,000)	Dec-2020(3)									(2,455)	1,979
TBA	(328,000)	Nov-2020									(2,472)	4,111
Swaptions	(667,300)	May-2021									(3,810)	4,712
Hedge Total	$(1,934,300)										$(18,840)	$30,679
Rate Shock Grand Total											$23,075	$(27,018)

(1)    Amounts in the tables above include assets with a fair value of approximately $362.0 million purchased in October 2020, which settle in November 2020.

(2)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)    Five year treasury futures contracts were valued at prices of $125.60 at October 31, 2020.  The market value of the short position was $86.7 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)(2)	Portfolio	Asset Category	Value(1)(2)	Portfolio
As of October 31, 2020			As of October 31, 2020
Fannie Mae	$2,087,940	58.7%	Non-Whole Pool Assets	$777,779	21.9%
Freddie Mac	1,467,651	41.3%	Whole Pool Assets	2,777,812	78.1%
Total Mortgage Assets	$3,555,591	100.0%	Total Mortgage Assets	$3,555,591	100.0%

(1)    Amounts in the tables above include assets with a fair value of approximately $362.0 million purchased in October 2020, which settle in November 2020.

(2)    Amounts in the tables above exclude long TBA positions with a market value of approximately $478.5 million.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of October 31, 2020	Borrowings	Debt	Rate	in Days	Maturity
Mirae Asset Securities (USA) Inc.	$367,343	11.8%	0.24%	90	2/11/2021
Mitsubishi UFJ Securities (USA), Inc	341,477	11.1%	0.24%	60	1/26/2021
Merrill Lynch, Pierce, Fenner & Smith	282,037	9.2%	0.25%	44	12/14/2020
Wells Fargo Bank, N.A.	282,011	9.2%	0.23%	60	1/19/2021
J.P. Morgan Securities LLC	259,243	8.5%	0.25%	130	3/12/2021
RBC Capital Markets, LLC	205,128	6.7%	0.22%	61	1/12/2021
Citigroup Global Markets Inc	199,862	6.5%	0.23%	75	1/21/2021
ED&F Man Capital Markets Inc	164,703	5.4%	0.22%	61	1/22/2021
ABN AMRO Bank N.V.	162,034	5.3%	0.22%	58	1/13/2021
ASL Capital Markets Inc.	153,278	5.0%	0.23%	71	1/20/2021
ING Financial Markets LLC	133,587	4.4%	0.22%	75	1/14/2021
Cantor Fitzgerald & Co.	129,520	4.2%	0.24%	70	1/13/2021
Daiwa Securities America Inc.	121,359	4.0%	0.25%	44	1/15/2021
South Street Securities, LLC	76,724	2.5%	0.28%	135	5/13/2021
Bank of Montreal	72,242	2.4%	0.24%	41	12/11/2020
Lucid Cash Fund USG LLC	54,433	1.8%	0.26%	12	11/12/2020
Goldman, Sachs & Co.	27,563	0.9%	0.20%	16	11/16/2020
J.V.B. Financial Group, LLC	25,024	0.8%	0.23%	76	1/15/2021
AAAMCO	9,713	0.3%	0.26%	4	11/4/2020
Total Borrowings	$3,067,281	100.0%	0.24%	70	5/13/2021

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400